UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 12, 2013

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100

Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On April 12, 2013, pursuant to an Agreement and Plan of Merger dated February 6, 2013, (the “Merger Agreement”) by and among Reliance Steel & Aluminum Co., a California corporation (“Reliance”), RSAC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Reliance (“Merger Sub”), and Metals USA Holdings Corp., a Delaware corporation (“Metals USA”), Merger Sub was merged with and into Metals USA, with Metals USA surviving the Merger as a wholly-owned subsidiary of Reliance (the “Merger”).  Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of Metals USA common stock (other than dissenting shares, treasury shares, shares owned by Reliance and its subsidiaries and shares owned by any subsidiary of Metals USA) was cancelled and converted into the right to receive $20.65 in cash, without interest.  Also at the effective time of the Merger, each option to acquire Metals USA common stock granted under any Metals USA equity incentive plan, whether vested or unvested, that was outstanding became fully vested and was converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of $20.65 over the per share exercise price of the option multiplied by (ii) the total number of shares of common stock subject to the option.  Each share of restricted stock granted under any Metals USA equity incentive plan, whether vested or unvested, was cancelled and converted into the right to receive $20.65 per share in cash.  The aggregate merger consideration for such shares, stock options and restricted stock was approximately $786 million.

Reliance funded the merger consideration with existing cash on hand, borrowings under its new term loan and revolving credit facility and proceeds from the issuance of its senior notes.

Item 9.01.     Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Metals USA filed by Reliance as Exhibit 99.1 to Reliance’s Current Report on Form 8-K on April 9, 2013 are incorporated herein by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information filed by Reliance as Exhibit 99.2 to Reliance’s Current Report on Form 8-K filed on April 9, 2013 is incorporated herein by reference.

(d)         Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 6, 2013, by and among Reliance Steel & Aluminum Co., RSAC Acquisition Corp. and Metals USA Holdings Corp.(1)
99.1	Consolidated financial statements of Metals USA Holdings Corp. and subsidiaries.(2)
99.2	Unaudited pro forma condensed combined financial information.(3)

(1)                         Incorporated by reference to Exhibit 2.1 of Reliance’s Current Report on Form 8-K filed on February 7, 2013.

(2)                         Incorporated by reference to Exhibit 99.1 of Reliance’s Current Report on Form 8-K filed on April 9, 2013.

(3)                         Incorporated by reference to Exhibit 99.2 of Reliance’s Current Report on Form 8-K filed on April 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: April 15, 2013	By:	/s/ Karla R. Lewis
Karla R. Lewis
Executive Vice President and
Chief Financial Officer

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 6, 2013, by and among Reliance Steel & Aluminum Co., RSAC Acquisition Corp. and Metals USA Holdings Corp.(1)
99.1	Consolidated financial statements of Metals USA Holdings Corp. and subsidiaries.(2)
99.2	Unaudited pro forma condensed combined financial information.(3)

(1)                                     Incorporated by reference to Exhibit 2.1 of Reliance’s Current Report on Form 8-K filed on February 7, 2013.

(2)                                     Incorporated by reference to Exhibit 99.1 of Reliance’s Current Report on Form 8-K filed on April 9, 2013.

(3)                                     Incorporated by reference to Exhibit 99.2 of Reliance’s Current Report on Form 8-K filed on April 9, 2013.